Exhibit 10.99
SECOND AMENDMENT TO COMMON STOCK PURCHASE WARRANT
This Second Amendment to Common Stock Purchase Warrant (this “Amendment”), effective as of February 29, 2008, by and between Applied Digital Solutions, Inc., a Delaware corporation (the “Company”), Laurus Master Fund, Ltd. (“Laurus”), PSource Structured Debt Limited, a Guernsey limited liability closed-ended company (“PSource”) and Valens U.S. SPV I, LLC (“VON” and together with Laurus and PSource, the “Purchasers” and each, a “Purchaser”), amends that certain Common Stock Purchase Warrant, issued as of August 24, 2006, as amended on August 31, 2007, by the Company in favor of Laurus Master Fund, Ltd. and exercisable into up to 1,719,745 shares of Common Stock of the Company (as amended, modified or supplemented from time to time, the “Warrant”). Capitalized terms used but not defined herein shall have the meanings given them in the Securities Purchase Agreement, dated as of August 24, 2006, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Purchase Agreement”).
PREAMBLE
WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued and sold the Warrant to Laurus;
WHEREAS, Laurus subsequently assigned a portion of the Warrant to each of VON and PSource, in the amount of 43,007 shares of Common Stock of the Company and 1,676,738 shares of Common Stock of the Company, respectively; and
WHEREAS, the Warrant was previously amended on August 31, 2007 and the Purchasers and the Company again desire to amend the Warrant in connection with the Amendment of Warrants and Conditional Consent to Asset Sales made and entered into effective as of February 29, 2008, by and among Kallina Corporation, a Delaware corporation, Laurus, VON, Valens Offshore SPV I, Ltd., PSource, Valens Offshore SPV II, CORP., a Delaware corporation, and the Company.
NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. The definition of “Exercise Price” in the Warrant is hereby deleted and replaced by the following:
The “Exercise Price” applicable under this Warrant shall be the price of $0.70 per share for each share acquired hereunder.
2. This Amendment shall be effective as of the date hereof following the execution and delivery of this Amendment by each of the Company, Laurus, VON and PSource (the “Amendment Effective Date”).

3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Warrant, and all of the other forms, terms and provisions of the Warrant remains in full force and effect.
4. From and after the Amendment Effective Date, all references in the Purchase Agreement and the Related Agreements referred to therein to the “Warrant” shall be deemed to be references to the “Warrant” as modified hereby.
5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.
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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

COMPANY:		PURCHASER:

APPLIED DIGITAL SOLUTIONS, INC.		LAURUS MASTER FUND, LTD.

By:	/s/ Lorraine M. Breece	By:	/s/ Scott Bluestein

Name:	Lorraine M. Breece	Name:	Scott Bluestein

Title:	Senior VP and Acting CFO	Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

		By:	/s/ Scott Bluestein

		Name:	Scott Bluestein

		Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

		By:	/s/ Scott Bluestein

		Name:	Scott Bluestein

		Title:	Authorized Signatory

Second Amendment to Common Stock Purchase Warrant